Exhibit 99.1

         The Mortgage Loans consist of approximately 64 non-conforming, fixed-rate Mortgage Loans (the " Fixed Rate Mortgage Loans" with an aggregate Subsequent Cut-off Date Principal Balance of approximately $19,715,576 and approximately 305 non-conforming, adjustable-rate Mortgage Loans (the "Adjustable Rate Mortgage Loans" with an aggregate Subsequent Cut-off Date Principal Balance of approximately $79,681,719.

         Approximately 83.38% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments.

         The Mortgage Loans have original terms to maturity of not greater than 30 years. The following statistical information, unless otherwise specified, is based upon the Pool Balance.

         The Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments (each, a "Mortgage") creating first or second liens on one- to four-family residential properties consisting of detached, attached or semi-detached one to four-family dwelling units and individual condominium units (each, a "Mortgaged Property").
Approximately 21.08% of the Mortgage Loans had loan-to-value ratios (or combined loan-to-value ratios, in the case of second lien Mortgage Loans) at origination in excess of 80%. Approximately 3.46% of the Mortgage Loans had loan-to-value ratios (or combined loan-to-value ratios, in the case of second lien Mortgage Loans) at origination greater than 90% but no Mortgage Loan had a loan-to-value ratio (or combined loan-to-value ratio, in the case of any second lien Mortgage
Loan) at origination more than 99.74%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a mortgaged property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such mortgaged property or the actual value of such mortgaged property at origination.

         Approximately 1.58% of the Mortgage Loans are secured by second liens on the related Mortgaged Property.

         There are 25 Mortgage Loans (representing approximately 7.04% of the Pool Balance) that are balloon payment mortgage loans (each, a "Balloon Loan"). The monthly payment for each Balloon Loan amortizes over 360 months, but the final payment (the "Balloon Payment") is due on the 180th month. The amount of the balloon payment on each Balloon Loan is substantially in excess of the amount of the scheduled monthly payment for such Mortgage Loan.

         Generally, the Adjustable Rate Mortgage Loans provide for semi-annual adjustment to the loan rate (the "Loan Rate") thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for such Mortgage Loans will occur after a period of two years in the case of 92.48% of the Adjustable Rate Mortgage Loans and three years in the case of 7.02% of the Adjustable Rate Mortgage Loans (each such Mortgage Loan, a "Delayed First Adjustment Mortgage Loan"), in each case by aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Subsequent Cut-off Date. On each Adjustment Date for each Adjustable Rate Mortgage Loan, the Loan Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Loan Rate on any such Adjustable Rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than an amount set forth in the related mortgage note, which is not more than 3.000% per annum on the first related Adjustment Date (the "Periodic Rate Cap") and will not increase or decrease by more than 1.000% on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Adjustable Rate Mortgage Loans have an initial weighted average Periodic Rate Cap of approximately 2.990% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Loan Rate on each such Adjustable Rate Mortgage Loan will not exceed a specified maximum Loan Rate over the life of such Adjustable Rate Mortgage Loan (the "Maximum Loan Rate") or be less than a specified minimum Loan Rate over the life of such Adjustable Rate Mortgage Loan (the "Minimum Loan Rate"). Effective with the first monthly payment due on each Adjustable Rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Loan Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Loan Rates, the Loan Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. See "--The Index" herein. None of the Adjustable Rate Mortgage Loans will permit the related mortgagor to convert the adjustable Loan Rate thereon to a fixed Loan Rate.

         Each Adjustable Rate Mortgage Loan accrues interest at a Loan Rate of not less than 7.650% per annum and not more than 13.990% per annum and as of the Subsequent Cut-off Date, the weighted average Loan Rate of the Adjustable Rate Mortgage Loans was approximately 10.276% per annum. As of the Subsequent Cut-off Date, the Adjustable Rate Mortgage Loans had Gross Margins ranging from 3.050% per annum to 7.990% per annum, Minimum Loan Rates ranging from 7.650% per annum to 13.990% per annum and Maximum Loan Rates ranging from 13.650% per annum to 19.990% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.530% per annum, the weighted average Minimum Loan Rate of the Adjustable Rate Mortgage Loans was approximately 10.276% per annum and the weighted average Maximum Loan Rate of the Adjustable Rate Mortgage Loans was approximately 16.276% per annum. The latest next Adjustment Date following the Subsequent Cut-off Date on any Adjustable Rate Mortgage Loan occurs in November, 2003 and the weighted average time until the next Adjustment Date for all of the Adjustable Rate Mortgage Loans is approximately 23 months.

         Each Fixed Rate Mortgage Loan accrues interest at a Loan Rate of not less than 8.375% per annum and not more than 14.275% per annum and as of the Subsequent Cut-off Date, the weighted average Loan Rate of the Fixed Rate Mortgage Loans was approximately 10.521% per annum.

         The weighted average remaining term to maturity of the Mortgage Loans will be approximately 340 months as of the Subsequent Cut-off Date. None of the Mortgage Loans had a first Due Date prior to June, 2000 or after January, 2001 or will have a remaining term to maturity of less than 174 months or greater than 30 years as of the Subsequent Cut-off Date. The latest maturity date of any Mortgage Loan is December, 2030.

         The average Principal Balance of the Mortgage Loans at origination was approximately $269,704. The average Subsequent Cut-off Date Principal Balance of the Mortgage Loans was approximately $269,369.

         No Mortgage Loan had a Subsequent Cut-off Date Principal Balance of greater than approximately $891,026 or less than approximately $22,481. The Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                       SUBSEQUENT CUT-OFF DATE PRINCIPAL BALANCES OF THE  MORTGAGE LOANS (1)

                                                                                                            % OF AGGREGATE
                                                                       PRINCIPAL BALANCE                   PRINCIPAL BALANCE
                                                                       OUTSTANDING AS OF                   OUTSTANDING AS OF
                                                  NUMBER             THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
     PRINCIPAL BALANCE ($)                   OF MORTGAGE LOANS                 DATE                                DATE
     ---------------------                   -----------------                 ----                                ----
    22,481    -    50,000......                     29                    $ 1,049,175.94                            1.06%
    50,001    -   100,000......                     35                      2,490,311.02                            2.51
   100,001    -   150,000......                     32                      4,025,456.42                            4.05
   150,001    -   200,000......                     13                      2,172,084.98                            2.19
   200,001    -   250,000......                     13                      3,134,194.61                            3.15
   250,001    -   300,000......                     91                     25,144,750.72                           25.30
   300,001    -   350,000......                     87                     28,672,621.72                           28.85
   350,001    -   400,000......                     23                      8,701,248.52                            8.75
   400,001    -   450,000......                     18                      7,685,270.90                            7.73
   450,001    -   500,000......                     12                      5,861,421.88                            5.90
   500,001    -   550,000......                      2                      1,058,309.25                            1.06
   550,001    -   600,000......                      4                      2,240,285.62                            2.25
   600,001    -   650,000......                      2                      1,291,158.27                            1.30
   650,001    -   700,000......                      4                      2,780,130.69                            2.80
   700,001    -   750,000......                      3                      2,199,847.18                            2.21
   850,001    -   891,026......                      1                        891,026.47                            0.90
                                                   ---                     -------------                          ------

              Total............                    369                    $99,397,294.19                          100.00%
                                                   ===                     =============                          ======

-----------------
(1) The average Subsequent Cut-off Date Principal Balance of the Mortgage Loans was approximately $269,369.


                                          CREDIT SCORES FOR THE MORTGAGE LOANS

                                                                                                            % OF AGGREGATE
                                                                       PRINCIPAL BALANCE                   PRINCIPAL BALANCE
                                                                       OUTSTANDING AS OF                   OUTSTANDING AS OF
                                                  NUMBER             THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
CREDIT SCORE                                 OF MORTGAGE LOANS                 DATE                                DATE
------------                                 -----------------                 ----                                ----
Not Available.................                       5                    $   880,925.14                            0.89%
401 - 450.....................                       1                         50,314.25                            0.05
451 - 500.....................                       5                        694,881.29                            0.70
501 - 550.....................                     105                     24,881,659.07                           25.03
551 - 600.....................                     121                     32,387,170.89                           32.58
601 - 650.....................                      91                     28,341,457.85                           28.51
651 - 700.....................                      32                      9,615,330.42                            9.67
701 - 750.....................                       6                      1,672,245.79                            1.68
751 - 792.....................                       3                        873,309.49                            0.88
                                                   ---                     -------------                           -----

      Total...................                     369                    $99,397,294.19                          100.00%
                                                   ===                     =============                          ======

                                          CREDIT GRADES FOR THE MORTGAGE LOANS

                                                                                                            % OF AGGREGATE
                                                                       PRINCIPAL BALANCE                   PRINCIPAL BALANCE
                                                                       OUTSTANDING AS OF                   OUTSTANDING AS OF
                                                  NUMBER             THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
CREDIT GRADE                                 OF MORTGAGE LOANS                 DATE                                DATE
------------                                 -----------------                 ----                                ----
AA+...........................                      12                    $ 3,815,005.75                            3.84%
AA............................                     161                     47,964,641.02                           48.26
A.............................                      91                     25,723,184.25                           25.88
B.............................                      83                     17,935,371.26                           18.04
C.............................                      13                      1,977,298.56                            1.99
CC............................                       9                      1,981,793.35                            1.99
                                                   ---                     -------------                          ------

      Total...................                     369                    $99,397,294.19                          100.00%
                                                   ===                     =============                          ======


                              ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)

                                                                                                            % OF AGGREGATE
                                                                       PRINCIPAL BALANCE                   PRINCIPAL BALANCE
                                                                       OUTSTANDING AS OF                   OUTSTANDING AS OF
                                                  NUMBER             THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
ORIGINAL TERM (MONTHS)                       OF MORTGAGE LOANS                 DATE                                DATE
----------------------                       -----------------                 ----                                ----
180...........................                      36                    $ 9,635,735.16                           9.69%
240...........................                       3                        425,470.54                           0.43
360...........................                     330                     89,336,088.49                          89.88
                                                   ---                     -------------                         ------

          Total...............                     369                    $99,397,294.19                         100.00%
                                                   ===                     =============                         ======

--------------------
(1) The weighted average Original Term to Maturity of the Mortgage Loans was approximately 342 months.

                             REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)

                                                                                                            % OF AGGREGATE
                                                                       PRINCIPAL BALANCE                   PRINCIPAL BALANCE
                                                                       OUTSTANDING AS OF                   OUTSTANDING AS OF
                                                  NUMBER             THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
REMAINING TERM (MONTHS)                      OF MORTGAGE LOANS                 DATE                                DATE
-----------------------                      -----------------                 ----                                ----
174 - 174.....................                       3                   $  1,240,954.36                           1.25%
175 - 180.....................                      33                      8,394,780.80                           8.45
235 - 240.....................                       3                        425,470.54                           0.43
349 - 354.....................                       4                        503,645.67                           0.51
355 - 360.....................                     326                     88,832,442.82                          89.37
                                                   ---                     -------------                         ------

        Total.................                     369                    $99,397,294.19                         100.00%
                                                   ===                     =============                         ======

--------------------
(1) The weighted average Remaining Term to Maturity of the Mortgage Loans was approximately 340 months.


                                     PROPERTY TYPES OF THE MORTGAGE LOANS

                                                                                                            % OF AGGREGATE
                                                                       PRINCIPAL BALANCE                   PRINCIPAL BALANCE
                                                                       OUTSTANDING AS OF                   OUTSTANDING AS OF
                                                  NUMBER             THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
PROPERTY TYPE                                OF MORTGAGE LOANS                 DATE                                DATE
-------------                                -----------------                 ----                                ----
Single Family Detached........                     280                    $72,993,230.38                          73.44%
PUD Detached(1)...............                      58                     18,161,360.03                          18.27
2-4 Units Detached............                      14                      3,611,992.36                           3.63
Condo Low-Rise Attached.......                       7                      2,320,102.73                           2.33
Single Family Attached........                       4                        907,601.03                           0.91
2-4 Units Attached............                       1                        449,824.23                           0.45
Condo High-Rise Attached......                       2                        383,498.34                           0.39
Condo Low-Rise Detached.......                       1                        287,657.34                           0.29
Manufactured Housing..........                       1                        159,733.86                           0.16
PUD Attached(1)...............                       1                        122,293.89                           0.12
                                                   ---                     -------------                         ------

          Total...............                     369                    $99,397,294.19                         100.00%
                                                   ===                     =============                         ======

--------------------
(1)       PUD refers to a home or "unit" in a Planned Unit Development.

                              OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)

                                                                                                            % OF AGGREGATE
                                                                       PRINCIPAL BALANCE                   PRINCIPAL BALANCE
                                                                       OUTSTANDING AS OF                   OUTSTANDING AS OF
                                                  NUMBER             THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
OCCUPANCY STATUS                             OF MORTGAGE LOANS                 DATE                                DATE
----------------                             -----------------                 ----                                ----
Primary.......................                     357                    $96,921,479.99                          97.51%
Non-owner.....................                       9                      1,486,769.14                           1.50
Second Home...................                       3                        989,045.06                           1.00
                                                   ---                     -------------                         ------

          Total...............                     369                    $99,397,294.19                         100.00%
                                                   ===                     =============                         ======

--------------------
(1)       Occupancy as represented by the mortgagor at the time of origination.


                                    PURPOSE OF THE MORTGAGE LOANS


                                                                                                            % OF AGGREGATE
                                                                       PRINCIPAL BALANCE                   PRINCIPAL BALANCE
                                                                       OUTSTANDING AS OF                   OUTSTANDING AS OF
                                                  NUMBER             THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
PURPOSE                                      OF MORTGAGE LOANS                 DATE                                DATE
-------                                      -----------------                 ----                                ----
Cash Out Refinance............                     183                    $50,961,881.97                          51.27%
Purchase......................                     144                     38,036,768.07                          38.27
Rate/Term Refinance...........                      42                     10,398,644.15                          10.46
                                                   ---                     -------------                         ------

          Total...............                     369                    $99,397,294.19                         100.00%
                                                   ===                     =============                         ======

                           ORIGINAL LOAN-TO-VALUE RATIOS OF THE  MORTGAGE LOANS(1)(2)(3)


                                                                                                            % OF AGGREGATE
                                                                       PRINCIPAL BALANCE                   PRINCIPAL BALANCE
                                                                       OUTSTANDING AS OF                   OUTSTANDING AS OF
ORIGINAL LOAN-TO-VALUE                            NUMBER             THE SUBSEQUENT CUT OFF              THE SUBSEQUENT CUT OFF
       RATIO(%)                              OF MORTGAGE LOANS                 DATE                                DATE
----------------------                       -----------------                 ----                                ----
21.19    -    25.00...........                       2                    $    62,972.82                            0.06%
25.01    -    30.00...........                       1                         38,981.42                            0.04
30.01    -    35.00...........                       3                        475,551.20                            0.48
35.01    -    40.00...........                       7                        269,699.12                            0.27
40.01    -    45.00...........                       9                      1,067,187.21                            1.07
45.01    -    50.00...........                      12                      1,392,451.14                            1.40
50.01    -    55.00...........                       4                        989,637.17                            1.00
55.01    -    60.00...........                      14                      4,595,677.78                            4.62
60.01    -    65.00...........                      17                      6,124,351.54                            6.16
65.01    -    70.00...........                      38                     12,793,957.43                           12.87
70.01    -    75.00...........                      49                     13,876,174.48                           13.96
75.01    -    80.00...........                     131                     36,760,529.93                           36.98
80.01    -    85.00...........                      18                      4,952,235.00                            4.98
85.01    -    90.00...........                      50                     12,555,584.07                           12.63
90.01    -    95.00...........                      11                      2,885,078.98                            2.90
95.01    -    99.74...........                       3                        557,224.90                            0.56
                                                   ---                     -------------                          ------

         Total................                     369                    $99,397,294.19                          100.00%
                                                   ===                     =============                          ======

------------------
(1) The weighted average original loan-to-value ratio of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 76.07%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

                              GEOGRAPHIC DISTRIBUTION OF THE  MORTGAGED PROPERTIES(1)



                                                                                          % of Aggregate
                                                          Principal Balance              Principal Balance
                                                          Outstanding as of              Outstanding as of
                                       Number            the Subsequent Cut-off          the Subsequent Cut-off
           Location               of Mortgage Loans              Date                           Date
------------------------------   ------------------      ----------------------          ----------------------
Arizona.......................         1                  $     258,755.69                           0.26%
California....................       113                     37,139,399.23                          37.36
Colorado......................         8                      2,064,890.03                           2.08
Connecticut...................        13                      2,717,567.36                           2.73
Florida.......................        24                      6,591,603.86                           6.63
Georgia.......................         6                      1,598,696.80                           1.61
Idaho.........................         2                        166,967.55                           0.17
Illinois......................        15                      3,790,463.37                           3.81
Indiana.......................         3                        145,850.50                           0.15
Kentucky......................         3                        142,919.17                           0.14
Louisiana.....................         1                        349,403.91                           0.35
Maryland......................        17                      5,740,323.79                           5.78
Massachusetts.................        22                      5,915,459.71                           5.95
Michigan......................        12                      1,937,572.11                           1.95
Minnesota.....................         5                      1,266,318.95                           1.27
Missouri......................         6                        539,124.07                           0.54
Nevada........................         4                        850,805.98                           0.86
New Hampshire.................         4                      1,149,489.12                           1.16
New Jersey....................        15                      4,305,673.41                           4.33
New York......................        28                      9,189,692.48                           9.25
North Carolina................         2                        440,283.13                           0.44
Ohio..........................        10                        598,653.63                           0.60
Oregon........................         1                        349,899.63                           0.35
Pennsylvania..................        12                      1,428,925.12                           1.44
Rhode Island..................         3                        776,787.48                           0.78
South Carolina................         1                         67,109.73                           0.07
Tennessee.....................         5                      1,490,002.62                           1.50
Texas.........................         9                      2,254,327.71                           2.27
Utah..........................         1                        302,168.20                           0.30
Virginia......................        11                      2,846,813.89                           2.86
Washington....................         9                      2,516,861.75                           2.53
Wisconsin.....................         3                        464,484.21                           0.47
                                     ---                    --------------                         ------

Total                                369                    $99,397,294.19                         100.00%
                                     ===                    ==============                         ======

-------------------
(1) THE GREATEST ZIP CODE GEOGRAPHIC CONCENTRATION OF MORTGAGE LOANS, BY SUBSEQUENT CUT-OFF DATE PRINCIPAL BALANCE, WAS APPROXIMATELY 1.19% IN THE 94550 ZIP CODE.


                  DOCUMENTATION LEVEL OF THE MORTGAGE LOANS(1)

                                                                                          % OF AGGREGATE
                                                                   PRINCIPAL BALANCE       PRINCIPAL BALANCE
                                                                 OUTSTANDING AS OF       OUTSTANDING AS OF
                                               NUMBER           THE SUBSEQUENT CUT OFF   THE SUBSEQUENT CUT-OFF
          DOCUMENTATION LEVEL            OF MORTGAGE LOANS                DATE                   DATE
--------------------------------------- ---------------------- ------------------------ -----------------------
Full Documentation.....................         214                $57,246,181.15             57.59%
Stated Income Documentation............         143                 39,116,796.02             39.35
Lite Documentation.....................          12                  3,034,317.02              3.05
                                                ---                --------------            ------

     Total.............................         369                $99,397,294.19            100.00%
                                                ===                ==============            ======

--------------------
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.



                       LOAN RATES OF THE MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                             OUTSTANDING AS OF           OUTSTANDING AS OF
                                       NUMBER             THE SUBSEQUENT CUT-OFF        THE SUBSEQUENT CUT-OFF
    CURRENT LOAN RATE (%)         OF MORTGAGE LOANS                 DATE                         DATE
------------------------------    -----------------       ----------------------        ----------------------
  7.650  -     8.000..........           3                  $     911,535.70                           0.92%
  8.001  -     9.000..........          45                     15,601,674.00                          15.70
  9.001  -   10.000...........         100                     31,597,005.08                          31.79
10.001   -   11.000...........         100                     24,238,349.02                          24.39
11.001   -   12.000...........          79                     18,602,343.48                          18.72
12.001   -   13.000...........          34                      7,117,991.26                           7.16
13.001   -   14.000...........           7                        995,687.03                           1.00
14.001   -   14.275...........           1                        332,708.62                           0.33
                                       ---                    --------------                         ------

             Total............         369                    $99,397,294.19                         100.00%
                                       ===                    ==============                         ======

------------------
(1) The weighted average Loan Rate of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 10.324% per annum.



                           MAXIMUM LOAN RATES OF THE  ADJUSTABLE RATE MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                             OUTSTANDING AS OF           OUTSTANDING AS OF
                                       NUMBER             THE SUBSEQUENT CUT-OFF        THE SUBSEQUENT CUT-OFF
MAXIMUM LOAN RATE (%)            OF MORTGAGE LOANS                 DATE                         DATE
------------------------------    -----------------       ----------------------        ----------------------
13.650   -       14.000.......           3                  $     911,535.70                    1.14%
14.001   -       15.000.......          36                     12,479,150.16                   15.66
15.001   -       16.000.......          83                     25,511,671.56                   32.02
16.001   -       17.000.......          86                     20,514,774.73                   25.75
17.001   -       18.000.......          66                     14,599,468.77                   18.32
18.001   -       19.000.......          27                      5,363,145.41                    6.73
19.001   -       19.990.......           4                        301,972.35                    0.38
                                       ---                    --------------                  ------

              Total...........         305                    $79,681,718.68                  100.00%
                                       ===                    ==============                  ======

------------------
(1) The weighted average Maximum Loan Rate of the Adjustable Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 16.276% per annum.


                           MINIMUM LOAN RATES OF THE  ADJUSTABLE RATE MORTGAGE LOANS(1)


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                             OUTSTANDING AS OF           OUTSTANDING AS OF
                                       NUMBER             THE SUBSEQUENT CUT-OFF        THE SUBSEQUENT CUT-OFF
MINIMUM LOAN RATE (%)            OF MORTGAGE LOANS                 DATE                         DATE
------------------------------    -----------------       ----------------------        ----------------------
  7.650  -       8.000........           3                 $      911,535.70                   1.14%
  8.001  -       9.000........          36                     12,479,150.16                  15.66
  9.001  -      10.000........          83                     25,511,671.56                  32.02
10.001   -      11.000........          86                     20,514,774.73                  25.75
11.001   -      12.000........          66                     14,599,468.77                  18.32
12.001   -      13.000........          27                      5,363,145.41                   6.73
13.001   -      13.990........           4                        301,972.35                   0.38
                                       ---                    --------------                 ------

         Total................         305                    $79,681,718.68                 100.00%
                                       ===                    ==============                 ======

--------------------
(1) The weighted average Minimum Loan Rate of the Adjustable Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 10.276% per annum.



                              GROSS MARGINS OF THE  ADJUSTABLE RATE MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                             OUTSTANDING AS OF           OUTSTANDING AS OF
                                       NUMBER             THE SUBSEQUENT CUT-OFF        THE SUBSEQUENT CUT-OFF
GROSS MARGINS (%)                 OF MORTGAGE LOANS                 DATE                         DATE
------------------------------    -----------------       ----------------------        ----------------------
3.050   -  5.000..............           73                    $21,114,672.82                    26.50%
5.001   -  7.990..............          232                     58,567,045.86                    73.50
                                        ---                    --------------                   ------

           Total..............          305                    $79,681,718.68                   100.00%
                                        ===                    ==============                   ======

------------------
(1) The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Subsequent Cut-off Date was approximately 5.530% per annum.


                           NEXT ADJUSTMENT DATE FOR THE  ADJUSTABLE RATE MORTGAGE LOANS


                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                             OUTSTANDING AS OF           OUTSTANDING AS OF
                                       NUMBER             THE SUBSEQUENT CUT-OFF        THE SUBSEQUENT CUT-OFF
RATE CHANGE DATE                  OF MORTGAGE LOANS                 DATE                         DATE
------------------------------    -----------------       ----------------------        ----------------------
 03/01/01.....................           1                  $     331,660.57                   0.42%
 04/01/01.....................           1                         65,955.71                   0.08
 06/01/02.....................           1                        107,536.49                   0.13
 07/01/02.....................           3                        478,819.31                   0.60
 08/01/02.....................          23                      4,464,718.69                   5.60
 09/01/02.....................          49                     11,378,056.17                  14.28
 10/01/02.....................         109                     28,721,398.78                  36.05
 11/01/02.....................          99                     28,539,510.14                  35.82
 05/01/03.....................           1                        135,192.59                   0.17
 06/01/03.....................           2                        260,916.59                   0.33
 07/01/03.....................           1                        560,984.99                   0.70
 09/01/03.....................           2                        371,353.14                   0.47
 10/01/03.....................           5                      1,999,106.25                   2.51
 11/01/03.....................           8                      2,266,509.26                   2.84
                                       ---                    --------------                 ------

     Total....................         305                    $79,681,718.68                 100.00%
                                       ===                    ==============                 ======


                      SUBSEQUENT PERIODIC RATE CAPS OF THE  ADJUSTABLE RATE MORTGAGE LOANS(1)



                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                             OUTSTANDING AS OF           OUTSTANDING AS OF
SUBSEQUENT PERIODIC RATE              NUMBER             THE SUBSEQUENT CUT-OFF        THE SUBSEQUENT CUT-OFF
           CAP (%)                OF MORTGAGE LOANS                 DATE                         DATE
------------------------------    -----------------       ----------------------        ----------------------
1.000.........................            305                    $79,681,718.68                 100.00%
                                          ---                     -------------                 ------

           Total..............            305                    $79,681,718.68                 100.00%
                                          ===                    ==============                 ======

------------------
(1)   Relates solely to  rate adjustments.


                       INITIAL PERIODIC RATE CAPS OF THE  ADJUSTABLE RATE MORTGAGE LOANS(1)

                                                                                             % OF AGGREGATE
                                                             PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                             OUTSTANDING AS OF           OUTSTANDING AS OF
                                       NUMBER             THE SUBSEQUENT CUT-OFF        THE SUBSEQUENT CUT-OFF
INITIAL PERIODIC RATE CAP (%)     OF MORTGAGE LOANS                 DATE                         DATE
------------------------------    -----------------       ----------------------        ----------------------
1.000............................          2                  $    397,616.28                      0.50%
3.000............................        303                    79,284,102.40                     99.50
                                         ---                  ---------------                    ------

              Total..............        305                  $ 79,681,718.68                    100.00%
                                         ===                  ===============                    ======

------------------
(1)   Relates to all rate adjustments subsequent to  rate adjustments.